                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        FIRST NATIONAL BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                        First National Bancshares, Inc.
                            5817 Manatee Avenue West
                            Bradenton, Florida 64209
                                  941-794-6969

                        -------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   TO BE HELD

                                  MAY 17, 2001


To the Shareholders of

                  FIRST NATIONAL BANCSHARES, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of First National Bancshares, Inc. a Florida corporation (the "Company"), will be held at the offices of the Company at 5817 Manatee Avenue West, Bradenton, Florida 34209, on Thursday, May 17, 2001, at 4:30 p.m., local time, for the following purposes:

         1. To elect ten (10) directors to serve until the next annual meeting of shareholders and until their respective successors have been elected and qualified;


         2. To transact such other or further business as may properly be brought before the meeting or any and all adjournments thereof.

         The close of business on March 19, 2001 has been fixed as the date for the determination of shareholders entitled to notice of, and to vote at, the meeting. Only shareholders of record at such time will be so entitled to vote.

         The directors and officers of your Company invite you to attend the meeting.

                                       By Order of the Board of Directors,


                                       /S/ Glen W. Fausset
                                       --------------------------
                                       GLEN W. FAUSSET, President
March 30, 2001

                         ------------------------------

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING BUT WISH YOUR SHARES TO BE VOTED UPON THE MATTERS TO COME BEFORE IT, PLEASE FILL IN, DATE, AND SIGN THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                        First National Bancshares, Inc.
                            5817 Manatee Avenue West
                            Bradenton, Florida 34209

                                Proxy Statement



March 30, 2001

ANNUAL MEETING OF SHAREHOLDERS

         This proxy statement and the enclosed proxy are being furnished in connection with the solicitation by and on behalf of the Board of Directors of First National Bancshares, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held at 5817 Manatee Avenue West Manatee Av. W., Bradenton, Florida 34209 on Thursday May 17, 2001, at 4:30
P. M., local time, and at any and all adjournments thereof.

         Any person executing a proxy has the power to revoke it by giving notice in writing to the Secretary of the Company at any time prior to its use or by voting in person at the meeting. Attendance at the meeting does not automatically serve to revoke a proxy.

         The shares of Common Stock represented at the meeting by the enclosed proxy will be voted in accordance with the specifications made therein, or, if no specifications are made, as indicated in this proxy statement. Abstentions will be included in vote totals and considered negative votes; broker non-votes will not be included in vote totals and will not be considered in determining the outcome of the vote. If any proxies of holders of Common Stock do not contain voting instructions, the shares represented by such proxies will be voted FOR the Director nominees named in PROPOSAL I.

         Attendance of 50% of the outstanding shares of the Company, in person or by proxy, constitutes a quorum.

         This proxy statement, the accompanying notice and the form of proxy are first being mailed to shareholders of the Company on or about March 30, 2001.

VOTING SECURITIES

         The only class of voting securities of the Company is its Common Stock, each share of which entitles the holder thereof to one vote.

         On January 1, 1999, following shareholder approval, First National Bank of Manatee (the "Bank"), a national banking association, was merged into First National Bancshares, Inc. (the "Company"). Each share of stock in the Bank, by virtue of the merger, was automatically converted into two shares of stock in the Company. Shareholders have been asked to submit their Bank stock certificates to the Company for reissue of Company shares.

         Only shareholders of record at the close of business on March 19, 2001 are entitled to notice of, and to vote at the meeting or at any and all adjournments thereof. As of March 19, 2001 there were outstanding and entitled to vote 1,657,636 shares of Common Stock in the Company. Each share in attendance, in person or by proxy, will be entitled to one vote.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         Table I below shows stock ownership of all persons who to the best of the Company's knowledge own more than 5% of the Company's Common Stock as of March 19, 2001. A statement of ownership of management and all nominees is shown on Table II. There are no employees of the Company whose compensation exceeds $100,000 who are not shown on Table II.

                                    TABLE I


==============================================   ==============   ================
                  NAME                               AMOUNT       PERCENT OF CLASS
                  AND                             BENEFICIALLY      BENEFICIALLY
                POSITION                             OWNED             OWNED
----------------------------------------------    -------------   ----------------

Francis I. duPont, III
(Chairman of the Board and CEO of the Company)       99,130             5.8%
7826 Portosueno Avenue
Bradenton, Florida 34209
----------------------------------------------    -------------   ----------------

Raymond and Wavelet Weigel, Jr.(1)
(no relationship with the Company)                  133,657             7.8%
9919 Spoonbill Road
Bradenton, Florida 34209
==============================================   ==============   ================

(1) Mr. and Mrs. Weigel are the parents of Raymond A. Weigel, III who is nominated for election to the Board of Directors.

                 TABLE II * NOMINEES FOR ELECTION AS DIRECTORS

=================================================================================== =========== ============= =============
                                                                                     YEAR         COMPANY       PERCENT OF
                                    NAME, AGE                                       ELECTED        STOCK          CLASS
                                       AND                                            TO        BENEFICIALLY   BENEFICIALLY
                               BUSINESS EXPERIENCE                                  BOARD*         OWNED**        OWNED
----------------------------------------------------------------------------------- ----------- -------------  -------------

BEVERLY BEALL, 55, is the Customer Service Manager of Beall's, Inc., a                 1992        9,141           .5%
multi-state chain of outlet and department stores headquartered in Bradenton.
She has been with Beall's since 1985.
---------------------------------------------------------------------------------- ----------- -------------   -------------

ROBERT G. BLALOCK, 62, is President of the law firm of Blalock, Landers, Walters,      1986       51,870(1)       3.0%
and Vogler, P. A. since 1964.
----------------------------------------------------------------------------------- ----------- ------------   -------------

ALLEN J. BUTLER, 54, is President of H. Butler Footwear, Inc., a retail sales          1986       50,599(2)       2.9%
consulting and investment management company headquartered in Bradenton.  He has been with the company since 1971.
----------------------------------------------------------------------------------- ----------- ------------   -------------

ROSEMARY R. CARLSON, 53, is V. P. and General Manager of Time Warner                   1998        3,285(3)        .2%
Communications and has been with the Time Warner since 1974.
----------------------------------------------------------------------------------- ----------- ------------   -------------

FRANCIS I. DUPONT, III, 56, has been Chairman of the Board and Chief Executive         1994       99,130(4)       5.8%
Officer of 1st National Bank & Trust since July 1994 and First National
Bancshares since 1998.
---------------------------------------------------------------------------------- ----------- -------------   -------------

GLEN W. FAUSSET, 51, has been President, Chief Operating Officer, and Secretary        1986       46,900(5)       2.7%
of the 1st National Bank & Trust since July 1986 and President of the First
National Bancshares since 1998.
----------------------------------------------------------------------------------- ----------- ------------   -------------

STEPHEN J. KORCHECK, PH.  D., 68, is the retired President of Manatee Community        1994          664(6)       .04%
College, a state institution headquartered in Bradenton.  He served with the college from 1970 to 1997.
----------------------------------------------------------------------------------- ----------- ------------   -------------

WILLIAM J. THOMPSON, DDS, 69, is an orthodontist and has been practicing in            1986       23,913(7)       1.4%
Bradenton for more than 37 years.
----------------------------------------------------------------------------------- ----------- ------------   -------------

RAYMOND A. WEIGEL, III, 56, is President of CLB Consulting, Inc., of Grand             1994       23,127(8)       1.3%
Rapids, Michigan.  He has been with the firm since its inception in 1992.  From
1988 to 1992, he was a securities broker with Robert W. Baird & Co., Inc.
----------------------------------------------------------------------------------- ----------- ------------   -------------

DAN C. ZOLLER, 61, is President of Zoller, Najjar, Shroyer, Inc. a civil               1998       38,395(9)       2.2%
engineering firm located in Bradenton.  He has been associated with the firm since its inception in 1975.
----------------------------------------------------------------------------------- ----------- ------------   -------------

TOTAL FOR ALL NOMINEES                                                                            347,024        20.1%

=================================================================================== =========== ============   =============

* Indicates year elected to the Board of the Bank. The Company Board is identical in composition to the Board of the Bank.

** Unless otherwise indicated, the beneficial owner has sole voting and investment power.

(1) Includes 21,430 shares held in trusts of which Mr. Blalock is either sole trustee or co-trustee. His wife owns 5,796 shares solely in her name which are included but in which Mr. Blalock disclaims any interest.

(2) Mr. Butler owns 44,196 shares as joint tenant with his wife and 6,403 in his company's name.

(3) Mrs. Carlson owns 300 shares as joint tenant with her husband. Her husband owns 590 shares in his name which are included but in which Mrs. Carlson disclaims any interest.

(4) Mr. duPont's shares include 54,813 shares of Common Stock, which may be acquired immediately or within 60 days upon exercise of certain stock options. His wife owns 6,160 shares solely in her name, which are included but in which Mr. duPont disclaims any interest.

(5) Mr. Fausset's shares include 11,250 shares of common stock, which may be acquired immediately or within 60 days upon exercise of certain stock options.

(6)  Dr. Korcheck owns these shares as joint tenant with his wife.

(7) Dr. Thompson owns 18,289 shares as joint tenant with his wife. His wife owns 5,624 shares in a trust solely for her benefit which are included but in which Dr. Thompson disclaims any interest.

(8) Mr. Weigel owns 2,100 shares as joint tenant with his wife. His wife owns 4,951 shares, which are included but in which Mr. Weigel disclaims any interest.

(9) Mr. Zoller owns 32,955 as joint tenant with his wife, 2,834 shares held in trust of which Mr. Zoller is co-trustee. Mrs. Zoller owns 1,050 shares solely in her name which are included but in which Mr. Zoller disclaims any interest.

PROPOSAL I:  ELECTION OF DIRECTORS

         The Bylaws of the Company provide that the Board of Directors shall consist of not fewer than five nor more than 25 members, all of whom shall be shareholders. The exact number within the minimum and maximum limits shall be fixed and determined from time to time by resolution of a majority of the full Board or by resolution of a majority of the shareholders at any meeting thereof. The Board of Directors, at a meeting held March 15, 2001, fixed at ten
(10) the number of directors constituting a full Board to be elected at the meeting to serve until the 2002 Annual Meeting of Shareholders.

         The Bylaws of the Company also provide that nominations, other than those made by or on behalf of the existing Board of Directors of the Company, shall be made in writing and shall be delivered or mailed to the President of the Company and to the Securities Exchange Commission, Washington, D.C., not less than 14 nor more than 50 days prior to any meeting of shareholders called for the election of directors, providing, however, that if less than 21 days' notice of the meeting is given to shareholders, such nominations shall be mailed or delivered to the President of the Company and to the Securities Exchange Commission not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed. Such notice shall contain the following information to the extent known to the notifying shareholder:

         1.       The name and address of each proposed nominee.

         2.       The principal occupation of each proposed nominee.

         3. The total number of shares of capital stock of the Company that will be voted for each nominee.

         4.       The name and residence address of the notifying shareholder.

         5. The number of shares of capital stock of the Company owned by the notifying shareholder.

Nominations not made in accordance herewith may, at his discretion, be disregarded by the Chairman of the meeting, and upon his instructions, the judges of the election may disregard all votes cast for each such nominee.

         The persons named in Table II (page 3) are all currently members of the Board of Directors. They will be nominated for election to serve until the 2002 Annual Meeting of Shareholders and until their successors are elected and qualified. It is the intention of the persons named in the enclosed proxy, unless otherwise directed by shareholders executing proxies, to vote all proxies received by them on time "FOR" the election of the ten persons named in Table II. All nominees have consented to being named in this proxy statement and have notified management that they intend to serve, if elected. If any of the nominees should be unable to serve as a director for any reason, the person or persons voting the proxies may, in their discretion, select another in his place.

         The information set forth on Table II as to age, business experience for the past five years, including principal occupation or employment (other than with the Company), and beneficial ownership of the Company's Common Stock of each of the Board's nominees has been furnished by each nominee. All stock information is as of March 9, 2001. The Bank became a wholly owned subsidiary of the Company on January 1, 1999. All of the nominees have been directors of the Company since its inception in 1998.

STOCK OWNERSHIP EXECUTIVE OFFICERS

         There are no named officers whose total compensation exceeds $100,000 who are not included in the nominees shown in Table II.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Bank's directors and executive officers and persons who owned more than 10% of the Company's Common Stock in 2000 to file with the SEC, reports of changes in beneficial ownership on Form 4. Officers, directors and greater than 10% stockholders were required by SEC regulation in 2000 to furnish the Bank with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on the review of the copies of such forms furnished to the Company during the fiscal year ended December 31, 2000, there was full compliance with all Section 16(a) filing requirements applicable to the Bank's officers, directors, and greater than 10% beneficial owners.

COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY AND OF THE BANK (A WHOLLY OWNED SUBSIDIARY OF THE COMPANY) AND CERTAIN MEETINGS

         The Company has no standing committees.

         The Company's Board of Directors held twelve (12) regular meetings in 2000. Each member of the Board of Directors of the Company (who is not an employee of the Bank) received $7500 in annual compensation for his or her service on the Board and $7,500 for his or her service on the Bank Board and the committees of the Bank. During the year that ended December 31, 2000, no director nominated for re-election attended fewer than 75% of the total number of meetings of the Company Board, the Bank Board and the total number of meetings of all the Committees of the Bank on which he or she served.

         In 2000 the Bank had eight standing committees: The Executive Committee; Loan Review, Audit & Compliance Committee; Loan Committee; Planning Committee; CRA Committee; Compensation and Benefits Committee; and Trust Committee.

         The Executive Committee of the Bank was comprised of Messrs. Blalock, Butler, duPont, Fausset and Thompson. The committee met nine (9) times in 2000. The principal function of the Executive Committee is to act on behalf of and to exercise all of the powers of the Board of Directors when the Board is not in session, except those powers specifically reserved to the Board under the Bank's bylaws or applicable law.

         The Audit Committee, which is composed of Beverly Beall, Allen J. Butler, and Dan C. Zoller, operates pursuant to a charter approved by the Board, a copy of which is attached to this Proxy Statement as Appendix A. The Audit Committee has authority to recommend to the Board the independent public accountants to serve as auditors, to review with the independent auditors the annual audit plan, the financial statements, the auditors' report, and their evaluation and recommendations concerning the Company's internal controls, and to approve the types of professional services for which the Company may retain the independent auditors. All members of the Audit Committee are independent as defined by Rule 4200(A)(15) of the NASD's listing standards. The Audit Committee met four times during 2000. Please refer to the Audit Committee Report included later in this Proxy Statement.

         The Loan Committee of the Bank, which is comprised of Ms. Carlson, and Messrs. Blalock, Butler, duPont, Fausset and Zoller, met twenty-one (21) times during 2000. The principal functions of the Loan Committee are to:

         1.       Examine and approve loans and discounts.

         2.       Buy and sell bills of exchange.

         3. Discount and purchase bills, notes, and other evidences of debt.

         The Planning Committee of the Bank, comprised of Mrs. Carlson, and Messrs. Blalock, Butler, duPont, Fausset, Korcheck, and Weigel, met two (2) in 2000. The principal function of the Planning committee is to develop a strategic plan for the Bank.

         The Community Reinvestment Act Committee (CRA) of the Bank, comprised of Mrs. Beall Messrs. duPont, Fausset, Korcheck and Weigel, and officers and employees of the bank, met two (2) times in 2000. The principal function of this committee is to monitor the Bank's compliance with the Community Reinvestment Act.

         The Compensation and Benefits Committee of the Bank met two (2) time in 2000. It was comprised of Ms. Beall and Messrs. Korcheck, Thompson and Zoller. The principal function of this committee is to review the compensation and benefits package of the Bank to ensure the hiring and retention of qualified officers and employees for the Bank. The committee also reviews the performance of the Executive Officers of the Bank annually and makes salary recommendations to the Board.

         The Trust Committee of the Bank was comprised of Mrs. Carlson and Messrs. Korcheck, Thompson, and Weigel. It met six (6) times in 2000. The principal function of this committee is to monitor the trust activities of the trust department of the Bank.

         The ALCO Committee of the Bank was comprised of Messrs. duPont and Fausset and the Senior Vice Presidents of the Bank It met four (4) times in 2000. The principal function of this committee is to review the asset and liability risk position.

         The Privacy Committee of the Bank was comprised of Messrs. duPont and Fausset and members of bank management. This committee met four (4) times in 2000. The principal function of this committee is to monitor the banks progress in complying with Regulation "P", the "Gramm, Leach, Bliley Act", Privacy of Consumer Financial Information.

         There is no Nominating Committee. Nominees to the Board of Directors are considered and proposed by the entire Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         From January 1, 2000 to the date of this proxy statement all loans to directors or executive officers of the Company, including members of their immediate family, were (a) made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and (c) did not involve more than the normal risk of collectability or present other unfavorable features.

         In addition, from January 1, 2000 to the date of this proxy statement, all executive officers, directors and principal shareholders of the Company, as a group, and/or their affiliates were not, during such period, indebted to the Bank in an amount in excess of 20% of the average total equity capital accounts of the Bank at that time (or $2,495,000).

         The maximum aggregate amount of credit extended by the Bank to the group during such period was $902,000, which represented 7.2% of the total equity capital accounts of the Bank at that time. On December 31, 2000, the aggregate amount of credit extended by the Bank to the group was $767,000, which represented 5.2% of the total equity capital accounts of the Bank at that date.

         Also, Ray Weigel, III, who is nominated for re-election to the Board of Directors, is the son of Ray Weigel, Jr., who is a shareholder owning more than 5% of the Company.

         In addition, Robert G. Blalock, a director of the Company, is a member of the law firm of Blalock, Landers, Walters and Vogler, P. A., which does the majority of the Bank's legal work relating to litigation on defaulted loans, real estate acquisitions, and general legal consulting. The Company has reviewed the fees and believes they are competitive within the market place. Fees paid by the Bank were less than 5% of the law firm's revenues.

EXECUTIVE COMPENSATION

         Since the Company had no employees in 2000, the information provided in this Proxy Statement relative to executive compensation relates solely to that related to the Bank.

         Table III sets forth certain information concerning all compensation paid or accrued by the Bank during the fiscal year that ended December 31, 2000 to:

         1.       The Chief Executive Officer of the Bank.

         2.       Each executive officer whose aggregate compensation exceeded
                  $100,000.


                        TABLE III - COMPENSATION SUMMARY

================================== ============= ================== ================== =============================
            Name and                   Year           Salary              Bonus                 All Other
            Principal                                   ($)                ($)                Compensation(1)
            Position                                                                               ($)
---------------------------------- ------------- ------------------ ------------------ -----------------------------

Francis I. duPont, III,                2000           150,000            36,000                   5,856
Chairman of the Board & CEO            1999           145,000            30,000                   5,530
                                       1998           136,000            42,500(2)                5,485
---------------------------------- ------------- ------------------ ------------------ -----------------------------

Glen W. Fausset,                       2000           112,000            22,500                   4,552
President & COO                        1999           104,000            17,500                   4,284
                                       1998            97,026            20,000(3)                4,115
================================== ============= ================== ================== =============================

(1) Includes value of 401-k matching contributions by the Bank and insurance premiums on life insurance

(2) Includes 1997 bonus of $17,500 paid in 1998 and 1998 bonus of $25,000 also paid in 1998.

(3) Includes 1997 bonus of $7,500 paid in 1998 and 1998 bonus of $12,500 also pain in 1998.

Change of Control Provisions

         In 1997, the Board of Directors of the Bank entered into employment agreements with Messrs. duPont and Fausset which contain provisions for compensation to them in the event of a change of the controlling interest of the bank or dismissal without cause. The agreements provide for the payment of up to three times base compensation upon a change of control of the Bank or dismissal without cause. In 1999, those provisions were amended to include the same compensation to them in the event of a change of the controlling interest of the Company.

COMPENSATION PURSUANT TO PLAN

Incentive Stock Option Plan

         On July 17, 1986, the Bank adopted an Incentive Stock Option Plan ("Option Plan"), which authorizes the Bank's Stock Option Plan Committee to grant to officers and other key employees of the Bank nontransferable options to purchase an aggregate of 75,000 shares of the Bank's Common Stock (subject to adjustment pursuant to anti-dilution provisions). This plan expired on July 17, 1996.

         At the 1995 Annual Meeting of the Shareholders of the Bank, the shareholders of the Bank voted in favor of the ratification of a replacement successor plan, which expired April 20, 2000. The plan authorized the Bank's Board of Directors to grant officers and other key employees of the Bank non-transferable options to purchase an aggregate of 25,000 shares of the Bank's common stock (subject to adjustment pursuant to the anti-dilution provisions).

         On January 1, 2000, when the Company merged with the Bank, the Company assumed the Incentive Stock Option Plan of the Bank.

         At the 2000 Annual Meeting of the Shareholders of the Company, the shareholders voted in favor of the ratification of a replacement successor plan, which will expire 10 years from its approval (May 18, 2010). The plan authorizes the Board of Directors of the Company to grant officers and other key employees of the Company and its subsidiaries non-transferable options to purchase an aggregate of 225,000 shares of the Company's common stock (subject to adjustments pursuant to the anti-dilution provisions). There remain 212,773 shares available in the plan.

         Since 1986, the Board of Directors of the Bank has granted options to current executive officers of the Company to purchase 66,274 shares of Common Stock. On January 1, 2000, the unexercised options were converted on a two for one basis to shares of Common Stock of First National Bancshares, Inc. by the merger of the bank into the holding company. At January 31, 2001 there were 69,514 shares (including accrued stock dividends and splits) remaining outstanding.

         The Bank has also granted options to twenty-six other current key employees of the Bank. Options to purchase 44,866 shares of Common Stock remain outstanding. The option exercise price for each option share was 100% of the fair market value of the Common Stock on the date of the grant.

         Tables IV and V set forth the exercising and granting of stock options for the named executive officers of the Company during the fiscal year 2000.

                   TABLE IV - AGGREGATED OPTION/SAR EXERCISES
             IN FISCAL 2000 AND FISCAL YEAR END OPTION/SAR VALUES(1)

============================== ===================  ============= ========================== ==========================
                                                                                                  VALUE OF UNEXERCISED
                                                                           NUMBER OF                 IN-THE-MONEY
                                                                          UNEXERCISED                  OPTIONS AT
                               SHARES ACQUIRED ON      VALUE       OPTIONS AT 12/31/2000(2)           12/31/2000(3)
            NAME                  EXERCISE(#)         REALIZED    EXERCISABLE/UN-EXERCISABLE   EXERCISABLE/UN-EXERCISABLE
-----------------------------  -------------------  ------------  --------------------------  ---------------------------

    Francis I duPont, III              0                 0              51,663/3,150                $399,198/0
-----------------------------  -------------------  ------------  --------------------------  ---------------------------

       Glen W. Fausset                 0                 0               7,088/2,363                  $1,688/0
=============================  ===================  ============  ==========================  ===========================

(1)  The bank does not have a stock appreciation rights (SAR) plan.

(2)  Includes additional shares accrued due to stock dividends and splits.

(3) Based on market value of $15.00 per share, representing the last known trade before year-end.

                 TABLE V - OPTION/SAR GRANTS IN FISCAL 2000(1)


========================================================================================================== =========================

                                            INDIVIDUAL GRANTS

----------------------------------------------------------------------------------------------------------
                                                                                                            POTENTIAL REALIZABLE
                                         NUMBER OF         PERCENT OF                                      VALUE AT ASSUMED ANNUAL
                                          SHARES              TOTAL                                          RATES OF STOCK PRICE
                                        UNDERLYING        OPTIONS/SARs        EXERCISE                         APPRECIATION FOR
                                           OPTIONS         GRANTED TO         OF BASE                             OPTION TERM
                                         GRANTED IN       EMPLOYEES IN         PRICE        EXPIRATION     ------------------------
            NAME                            2000              2000           ($/SHARE)         DATE           5% ($)      10% ($)
------------------------------------  ---------------  -------------------  ------------  ---------------  -----------  -----------

Francis I duPont, III, CEO                 3,000             14.67%             $16           6/30/10        $30,187      $76,500
------------------------------------  ---------------  -------------------  ------------  ---------------  -----------  -----------
Glen W. Fausset                            2,250             11.00%             $16           6/30/10        $22,640      $57,375
====================================  ===============  ===================  ============  ===============  ===========  ===========

(1)  The bank does not have a stock appreciation rights (SAR) plan.


         Pension Plan

         The Bank has a qualified, contributory defined benefit retirement plan, which is administered by the Bank's Trust Department, and an advisory committee appointed by the Board of Directors. Employees of the Bank are eligible to participate in the Bank's qualified pension plan after they have completed six months of service and have attained age 21. Contributions are to be made by the Bank annually in amounts determined by the plan's actuary as necessary to fund retirement benefits under the plan.

         The plan provides for monthly retirement benefits to, or on behalf of, each covered employee or beneficiary upon death or retirement at age 65. At age 65, such retirement benefits will be equal to 56% of an employee's average earnings (defined as the average of his monthly base salary during the best paid 60 consecutive month period). Benefits under the plan begin to vest after three years of service and do not fully vest until completion of seven years of credited service. Benefits are reduced for employees who retire with less than 28 years of service.

         Table VI illustrates annual benefits which would be payable to employees upon reaching the age of 65 for various levels of compensation and years of service.


                                    TABLE VI
                                  PENSION PLAN

======================== ===========================================================================================
                                                              YEARS OF SERVICE
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
      REMUNERATION             10 YEARS               20 YEARS               30 YEARS               40 YEARS
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

        $10,000                $ 2,000                $ 4,000                $ 5,600                $ 5,600
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
         20,000                  4,000                  8,000                 11,200                 11,200
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
         30,000                  6,000                 12,000                 16,800                 16,800
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
         40,000                  8,000                 16,000                 22,400                 22,400
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
         50,000                 10,000                 20,000                 28,000                 28,000
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
         60,000                 12,000                 24,000                 33,600                 33,600
======================== ====================== ====================== ====================== ======================

COMPENSATION COMMITTEE REPORT

         General: The Company has no paid employees. The officers of the Company are compensated for their services as officers of the Bank through the salaries established by the Board of the Bank. The Bank has a Director's Compensation and Benefits Committee that reports directly to the Board of Directors of the Bank and in its capacity makes recommendations to the Board for the compensation of the Chief Executive Officer (CEO) and the President. The committee also makes recommendations to the Board on employee compensation programs such as the company's 401-k program and incentive stock option plan as well as the employee salary levels. In 1999, the Committee that reviewed compensation for the CEO and the President for 2000 was comprised of Ms. Beall and Messrs. Korcheck, Thompson, and Zoller. Dr. Korcheck chaired the committee.

         The current compensation program for the CEO and the President includes base salary, annual performance incentives, and long-term incentive opportunity in the form of stock options. Base salaries are comparable with those of similar asset-sized banking companies. The Committee believes that this compensation package allows the Company to attract and retain high quality personnel, while at the same time maximizing Company performance. Long-term incentive is based on stock performance through stock options. The Committee's position is that stock ownership by management is beneficial in aligning management and stockholder's interests to enhance stockholder value.

         Base Salary: In setting the 2000 base salaries for the CEO and the President, the Committee reviewed the overall financial performance of the Bank during 1999. It considered in particular, return on equity, net income, earnings per share, asset quality and growth in assets in the context of the Bank's long term strategic plan compared to 1998 as well as to the performance of comparable community banks. The Committee also took into consideration the CEO's and the President's individual performances and direct contribution to the performance of the Bank during 1999 in addition to market levels of compensation for their positions. During 1999 the Bank make significant progress in achieving its goals for all of the measures of performance reviewed by the Committee. The Committee determined that the CEO and the President's salaries should be increased to $150,000 and $107,500 for 2000.

         Annual Bonus: The CEO and the President of the Company are eligible to receive annual cash bonuses through the Bank's Incentive Bonus Program. The Bonus Program provides for the payment of cash incentive awards to them at the discretion of the Board of Directors, based on recommendations from the Compensation Committee. In 2000, the CEO and the President received $36,000 and $22,500 respectively.

         Long-term Incentives: Directors, officers and employees of the Company and its subsidiaries are eligible to participate in the Company's Incentive Stock Option Plan. The Stock Option Plan is designed to assist the Company in securing and retaining quality employees by allowing them to participate in the ownership and financial success of the Company. The granting of options gives those employees receiving the grants significant additional incentives to work for the long-term success of the Company. The Board of Directors determines the number of option grants made to specific individuals by evaluating their relative degree of influence over the results of the operations of the Company. The Board follows written procedures on determining the individuals who will be awarded option grants and the timing, vesting and amounts of such grants.

STOCK PERFORMANCE

         The following graph presents a comparison of the cumulative total shareholder return on the

Company's common stock with the cumulative total return of the NASDAQ Bank Index since December 31, 1994. (The Company's stock is not traded on any exchange. Although some trades have been facilitated by brokers posting offers on the NASDAQ Over the Counter Bulletin Board (OTCBB) most have been consummated by direct sale from seller to buyer, sometimes with broker involvement.

         The following graph assumes that $100 was invested on December 31, 1995 in the Company's common stock and the NASDAQ Bank Index.

-------------------------------------------------------------------------------------------------------------------
                   December 31          1995          1996          1997          1998          2000          2001
-------------------------------------------------------------------------------------------------------------------
NASDAQ Bank Stock Index              $ 100.00      $ 126.16      $ 206.38      $ 182.09      $ 167.55      $ 191.60
-------------------------------------------------------------------------------------------------------------------
First National Bancshares              100.00        111.56        137.81        202.58        250.70        239.30
-------------------------------------------------------------------------------------------------------------------




                         [YEAR END STOCK VALUES CHART]




CHANGE IN ACCOUNTANTS

         There has been no change in accounting firms in 2000. The accounting firm of Christopher, Smith, Leonard, Bristow, Stanell, and Wells, P.A. was engaged as auditor for the Bank in 1994 and has been re-engaged each subsequent year. The cost of the Company's audit for fiscal year 2000 was $40,200. A representative of the firm is expected to be in attendance at the annual meeting and available to answer questions.

AUDIT COMMITTEE REPORT

         The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2000 with management and with the independent auditors, Christopher, Smith, Leonard, Bristow, Stanell, and Wells, P.A. Specifically, the Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS No. 61 (Codification of Statements on Auditing Standards).

         The Audit Committee has received written disclosures from the independent auditors required by Independence Standard Board Standard No. 1 (Independence Discussions with Audit Committee) and discussed with the independent auditors the auditors' independence from the Company. Based on review and discussions of the audited financial statements for fiscal year 2000 with management and discussions with the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal year 2000 be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission.

Audit Committee: Beverly Beall, Allen J. Butler, Dan C. Zoller

INTEREST OF MANAGEMENT AND OTHERS IN MATTERS TO BE ACTED UPON

         No director, executive officer, or nominee for director of the Company, principal shareholder, or any associate of these individuals, has nor are they expected to have, any substantial interest, direct or indirect, in any matter to be acted upon at the annual meeting, other than election to office and participation in the Incentive Stock Option Plan.

SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders to be held in 2002 must be received by November 30, 2001 for consideration by the Company for possible inclusion in the proxy statement and form of proxy. Proposals should be sent to Angela O'Reilly, Secretary, First National Bancshares, Inc., 5817 Manatee Avenue West, Bradenton Florida 34209. It is suggested that any proposal be sent by certified mail, return receipt requested.

OTHER MATTERS

         As of the date of this proxy statement, the management of the Company has no knowledge of any matters to be presented for consideration at the meeting other than those referred to in the enclosed notice and proxy. If any other matters properly come before the meeting, the persons named in the accompanying form of proxy intend to vote such proxy to the extent entitled in accordance with the recommendation of the Board of Directors.

SOLICITATION OF PROXIES

         Proxies will be solicited by mail, and, additionally, some of the officers, directors and employees of the Bank may, without additional compensation, solicit proxies on behalf of the management by telephone, telegram and personal interview. In that connection, the Company will arrange for brokerage houses, nominees, and other custodians holding shares of Common Stock of record to forward proxy soliciting material to the beneficial owner of such shares, and will reimburse such record owners for the reasonable out-of-pocket expenses incurred by them. All costs of the proxy solicitation will be borne by the Company.

ANNUAL REPORT

         The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, including audited financial statements, is being mailed to shareholders of the Company with this proxy statement, but is not to be considered a part hereof.

         Your cooperation in giving this matter your immediate attention and in returning your proxy promptly will be appreciated.


By Order of the Board of Directors,


/S/ Glen W. Fausset
--------------------------
Glen W. Fausset, President
March 30, 2001

                                  "ADDENDUM A"

                         FIRST NATIONAL BANCSHARES, INC
                           1ST NATIONAL BANK & TRUST
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

I.   PURPOSE AND AUTHORITY

     The primary purpose of the Audit committee is to assist the Board in fulfilling its responsibility to oversee management's' conduct of the Corporation's financial reporting process, including oversight of: (i) the integrity of the financial statements of the Corporation; (ii) the compliance by the corporation with legal and regulatory requirements with respect to financial reporting; and (iii) the independence and performance of the Corporation's internal and external auditors. The Audit Committee is authorized: (i) to consult directly with the independent auditors of the Corporations and such other persons as the Committee deems appropriate; (ii) to review the preparations for and scope of the audit of the Corporation's financial statements and review drafts of such statements; (iii) to recommend such action to the Board of Directors as the Committee deems appropriate; and (iv) to perform such other duties relating to the financial statements and other matters of the Corporation as the Board may assign from time to time.

II.  COMPOSITION

     A.   MEMBERSHIP REQUIREMENTS

          The audit committee shall be comprised of three or more directors as determined by the Board, each of whom shall meet the following independence requirements:

          1.   Not a present or prior employee of the Company.

          2. Not an officer or employee of a company where there are intercompany relationships.

          3.   No cross compensation committee employment.

          4.   No relative is in the employ of the Company.

     B.   ELECTION OF MEMBERS

          The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board. Unless a Chairperson is elected by the full Board, the members of the Audit committee may designate a Chairperson by majority vote of the full Audit Committee membership.

III. MEETINGS

     The audit committee may meet with the Chief financial officer, a representative of the internal auditing company, and the independent accounts separately to discuss any matters that the Audit Committee or any of these parties believes should be discussed privately.

IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties, the Audit Committee shall:

     A.   DOCUMENTS / REPORTS REVIEW

          1. Review and reassess, at least annually, the adequacy of this charter, and make recommendations to the Board, as conditions dictate, to update this Charter.

          2. Review and discuss with management and the Corporations' independent accountants the Corporation's annual financial statements, including: (i) the preparations for and scope of the independent audit of the statements; (ii) significant financial reporting issues and judgements made in connection with preparation of the Corporation's financial statements; and (iii) other matters required to be discussed by Statement of Auditing Standards no. 61("SAS No. 61") or other applicable requirements.

     B.   INDEPENDENT ACCOUNTANTS

          1. Review the performance of the independent accountants and make recommendations to the Board regarding the appointment or termination of the independent accountants. The Audit Committee and the Board have the ultimate authority and responsibility to select, evaluate, and where appropriate, replace the Corporation's independent accountants. The independent accountants are; ultimately accountable to the Audit Committee and the entire Board for such accountants' review of the financial statements and controls of the Corporation. On an annual basis, the Audit Committee shall review and discuss with the independent accountants any significant relationships the accountants have with the Corporation to determine the accountants' independence.

          2.   Oversee the independence of the accountants by:

               [ ] Receiving from the independent accountants, on a periodic basis, a statement delineating all relationships between the accountants and the Corporation consistent with Independence Standards Board Standard 1 ("ISB No. 1") or other applicable requirements;

               [ ] Reviewing, and actively discussing with the Board, if necessary, and the independent accountants, on a periodic basis, any disclosed relationships or services between the independent accountants and the corporation or any other disclosed relationships or services that may impact the objectivity and independence of the accountants; and

               [ ] Recommending, if necessary, that the Board take appropriate action to satisfy itself of the accountants' independence.

          3. Based on the review and discussions referred to in the Charter and other oversight activity as the Audit Committee determines to be appropriate, the Audit Committee shall determine whether to recommend to the Board that the Corporation's audited financial statements be included in the Corporation's Annual Report on form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

     C.   FINANCIAL REPORTING PROCESS

          1. In conjunction with the independent accountants and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external.

          2. Review any significant disagreements among management and the independent accountants or the internal auditing company in connection with the preparation of the financial statements.

                        FIRST NATIONAL BANCSHARES, INC.
                                     PROXY


The undersigned stockholder(s) of First National Bancshares, Inc., a Florida corporation (the "Company"), hereby appoints Beverly Beall and Stephen J. Korcheck, and each or either of them, the proxy or proxies of the undersigned with full power of substitution to vote all shares of common stock of the Company standing in the name of the undersigned on its books as of March 19, 2001, at the Annual Meeting of Shareholders of the Company, to be held at the offices of the First National Bank of Manatee at 5817 Manatee Avenue West, Bradenton, Florida 34209, on Thursday, May 17, 2001, and at any and all adjournments of such meeting, with all powers the undersigned would possess if personally present, as follows:

     (a) FOR [ ] OR ABSTAIN [ ] from electing as a group, Beverly Beall, Robert G. Blalock, Allen J. Butler, Rosemary R. Carlson, Francis I. duPont III, Glen W. Fausset, Stephen J. Korcheck, Wm. J. Thompson, Raymond A. Weigel, III and Dan C. Zoller, to serve as directors of the Company until the next annual meeting of shareholders and until their successors are elected and qualified.

YOU MAY VOTE AGAINST ANY NOMINEE FOR DIRECTOR OF THE COMPANY LISTED IN ITEM (a) ABOVE BY CHECKING THE FOR ___ AND LINING THROUGH OR OTHERWISE STRIKING OUT THE NAME OF SUCH NOMINEE OR NOMINEES WHICH YOU WISH TO VOTE AGAINST.

     (b) In their discretion, the proxy or proxies are authorized to vote upon such other business as may properly be brought before the meeting or any and all adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" EACH OF THE MATTERS MENTIONED IN ITEMS (A) AND (B). IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES. THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

___ Number of signers below that will attend the Annual Meeting.

                                              DATE:                , 2001
                                                   ---------------


                             ---------------------------    -------------------
                             SIGNATURE                      Social Security No.


                             ---------------------------    -------------------
                             SIGNATURE (if held jointly)    Social Security No.


Please sign exactly as your name appears on the label. When shares are held by joint tenants, both must sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles and submit evidence of appointment unless previously furnished to the Company. Please include Social Security number(s)

PLEASE MARK, DATE, SIGN AND RETURN PROXY USING THE ENCLOSED ENVELOPE. YOUR ATTENTION WILL BE APPRECIATED. VALID ONLY IF RECEIVED PRIOR TO ANNUAL MEETING.